 EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Better For You Wellness, Inc. (the “Company”) on Form 10-Q for the quarterly period ended May 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Ian James, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

A signed original of this written statement required by Section 906 has been provided to Ian James and will be retained by Better For You Wellness, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 9, 2022

/s/ Ian James
Ian James
Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Better For You Wellness, Inc. (the “Company”) on Form 10-Q for the quarterly period ended May 31, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Ian James, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

A signed original of this written statement required by Section 906 has been provided to Ian James and will be retained by Better For You Wellness, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 9, 2022

/s/ Ian James
Ian James
Chief Financial Officer
(Principal Financial Officer)